HIGHWAYS 2021 PLC ABS-15G

Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3000
Financial Services	Fax +44 (0) 113 231 3200
1 Sovereign Square	helena.lyons@kpmg.co.uk
Sovereign Street
Leeds LS1 4DA
United Kingdom

Private & confidential
The Directors
Highways 2021 PLC
10th Floor	Our ref	HL/ES/CC1474
5 Churchill Place
London E14 5HU	Contact	Helena Lyons
(the “Issuer”)		0113 254 2944

Goldman Sachs Bank USA
200 West Street
New York 10282
USA
(the “Loan Seller” and the “Issuer Lender”)

Goldman Sachs International
Plumtree Court
25 Shoe Lane
London EC4A 4AU
United Kingdom
(the “Sole Arranger and Sole Bookrunner” and the “Lead Manager”)

24 November 2021

Dear All

Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of leases

In accordance with engagement terms that have been agreed between us, we have performed certain agreed upon procedures in relation to the proposed securitisation of the portfolio of assets described above and this letter reports on our performance of those agreed upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

It is your responsibility to determine the sufficiency of these procedures for your own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory information’ under ‘About’ at www.kpmg.com/uk

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of leases
24 November 2021

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”). In accordance with the agreed engagement terms, we have performed the procedures identified below.

1	Procedures performed in respect of the lease portfolio

A data file containing details of the portfolio of leases, entitled “IP - Lease Summary (05-11-2021 update).xlsx” was made available to us by the Sole Arranger and Sole Bookrunner and the Lead Manager on 5 November 2021 (the “Tenancy Schedule”). Our work was based on this Tenancy Schedule. The Tenancy Schedule contained information on 8 leases as shown by the records of the Loan Seller as at 31 October 2021 (the “Cut-off Date”).

Limited agreed upon procedures were carried out as set out in the scope of services (the “Scope of Services”) attached as Appendix A in connection with the leases contained in the Tenancy Schedule.

The procedures performed were applied based on the methodologies, assumptions and information provided to us by the Sole Arranger and Sole Bookrunner and the Lead Manager, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Sole Arranger and Sole Bookrunner and the Lead Manager, (ii) the physical existence of the leases, (iii) the reliability or accuracy of the documents provided to us by the Sole Arranger and Sole Bookrunner and the Lead Manager which were used in our procedures, (iv) the adequacy of the disclosures in the Tenancy Schedule, (v) as to whether any of the statements expressed therein omit any material facts, or (vi) the enforceability of any contractual provision in the lease agreements.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such being securitised, (iii) the compliance of the originator of the leases with applicable laws and regulations, or (iv) any other factor or characteristic of the leases that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of leases
24 November 2021
2	Findings

No differences were identified based on the procedures performed as set out in the Scope of Services attached as Appendix A.

3	General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of leases
24 November 2021

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of leases
24 November 2021

Appendix A: Scope of Services

This scope sets out the agreed procedures for various data attributes relating to a portfolio of leases.

The agreed upon procedures do not constitute an audit or review made in accordance with any generally accepted auditing or review standards and, as such, we express no assurance. We further draw attention to the fact that the scope of our work is limited, in nature and extent, and, as such will not necessarily reveal all errors or irregularities that may exist outside the scope of the Services. If we were engaged to perform and did perform additional procedures, an audit or review, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes.

Our agreed upon procedures are performed having regard to International Standard on Related Services 4400, published by the International Auditing and Assurance Standards Board.

You are responsible for making available to us all relevant methodologies, assumptions, information and documentation in relation to which our procedures are to be performed; and we will not undertake any verification or evaluation of such methodologies, assumptions, documents and information.

We are responsible for performing the procedures set out below and reporting our findings.

We will provide you with a copy of our draft report and will discuss any queries and missing documentation with you.

Findings

Where a procedure specifies agreement to specific documentation, written evidence of amendments or additions provided by the Sole Arranger and Sole Bookrunner and the Lead Manager are assumed to supersede the original documentation.

In comparing data attributes between the Tenancy Schedule and the specified source documentation and classing a difference as an error, you have specified that the tolerance levels set out below will apply.

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a portfolio of leases
24 November 2021

Procedures

No.	Data attribute	Level	Source	Procedure	Tolerance/ Definition of error
1	MSA	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
2	Tenant	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
3	Lease Guarantor	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
4	Lease Start Date	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
5	Lease Expiry	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
6	Full Extended Termination Date	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
7	Annual Rent Dec-21 (£m)	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
8	Annual Rent 2022 (£m)	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
9	Annual Rent 2023 (£m)	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
10	Annual Rent 2024 (£m)	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
11	Annual Rent 2025 (£m)	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
12	Annual Rent 2026 (£m)	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
13	Unexpired Term	Lease	Calculation	For each lease check if the data attribute per the Tenancy Schedule agrees to the difference (in years) between the Cut-off Date and the Lease Expiry field per the Tenancy Schedule (Test 5).	None
14	Annual Rent Review Mechanism	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
15	Minimum Increase	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
16	Maximum Increase	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
17	Extension Term (years)	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
18	Rent Payment Dates	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
19	First Rent Review Date (post lease extension)	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None
20	Subsequent Rent Reviews	Lease	Lease Agreement	For each lease check if the data attribute per the Tenancy Schedule agrees to the source.	None